UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 9, 2022 (March 8, 2022)
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of Principal Executive Offices)			(Zip Code)
(844) 848-0137
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01 Other Events.

On March 8, 2022, DENTSPLY SIRONA Inc. (the “Company”) entered into an accelerated share repurchase agreement (the “ASR”) with Bank of America, National Association (“BOA”) to repurchase $150 million of its common stock. The Company will repurchase shares under the ASR as part of its existing share repurchase authorization, previously approved by the Board in July 2021, as disclosed in the Company’s reports filed with the Securities and Exchange Commission.

Pursuant to the terms of the ASR, on March 9, 2022, the Company will pay BOA $150 million in cash and will receive an initial delivery of approximately 2.4 million shares of the Company’s common stock. The final number of shares to be repurchased by the Company will be based on the average of the daily volume-weighted average stock prices of the Company’s common stock during the term of the ASR, less a discount and subject to adjustments. The ASR contains provisions customary for agreements of this type, including provisions for adjustments to the transaction terms, the circumstances under which the ASR may be accelerated, extended or terminated early by BOA and various acknowledgments, representations and warranties made by the parties to one another. At settlement, BOA may be required to deliver additional shares of common stock to the Company, or, under certain circumstances, the Company may be required to make a cash payment to BOA or may elect to deliver shares of its common stock to BOA. Final settlement of the ASR is expected to be completed before the end of the second quarter of 2022, subject to acceleration.

A copy of the Company’s press release announcing its entrance into the ASR is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No. Description

99.1 DENTSPLY SIRONA Inc. press release, dated March 9, 2022
104 Cover Page Interactive Date File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            DENTSPLY SIRONA Inc.

By:	/s/ Donald M. Casey, Jr.
Donald M. Casey, Jr.
Chief Executive Officer

Date: March 9, 2022